Fees Summary	Mar. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 748,417,500.00
Previously Paid Amount	0.00
Total Fee Amount	114,582.72
Total Offset Amount	0.00
Net Fee	$ 114,582.72
Final Prospectus	false